Exhibit 99.1

UPDATE - RGS Energy Corrects and Expands First Quarter 2018 Results Press Release

DENVER, CO, May 14, 2018 – RGS Energy (NASDAQ: RGSE), the exclusive worldwide licensee of POWERHOUSE™, an innovative and visually stunning solar shingle system using technology developed by The Dow Chemical Company, expanded its May 11, 2018 press release to include a backlog rollforward and reconciliation of pro forma stockholders’ equity. RGS also corrected errors in the financial summary.

Financial Summary:

($000’s omitted)	1st Quarter 2018 (reported)	Pro Forma Adjustments (Unaudited)	Pro Forma as if April 9, 2018 Capital Raise closed on March 31, 2018 (Unaudited)	1st Quarter 2017 (reported)
Pro Forma Cash	$303	$4,371	$4,674	$14,077
Convertible Debt, net*	1	1,280	1,281	1
Pro Forma shareholders’ equity	3,352	3,091	6,443	17,886
Working capital	807	3,091	3,898	15,857
Operating cash outflow	(2,459)			(4,152)
Net loss	(4,338)			(4,034)

*Preliminary estimated value of convertible notes, net of transaction costs and debt discount for common stock warrants issued.

Backlog Rollforward:

($000’s omitted)	1st Quarter 2018 (reported)	1st Quarter 2017 (reported)
Backlog at December 31st	$12,765	$9,375
Bookings from new awards (“Sales”)	7,488	3,035
Cancellations and reductions on existing contracts	(3,859)	(1,646)
Net Sales	3,629	1,389
Amounts recognized in revenue upon installation	(2,507)	(3,372)
Backlog at March 31st	$13,887	$7,392

Corrections to May 11, 2018 Financial Summary:

($000’s omitted)	May 14, 2018 Corrected	May 11,2018 Press Release
Net Sales	$3,629	$4,243
Pro Forma Convertible Debt, net	1,281	2,000

Management Commentary

“We expect 2018 to be a truly transformative year for RGS,” said Dennis Lacey, CEO of RGS Energy. “We turned our focus on the tremendous market opportunity with POWERHOUSE™. This opportunity gained a huge boost last week with the new California solar mandate for new residential construction. There are also significant competitive barriers to entry with in-roof solar shingles, and we believe we have the most economical and aesthetically pleasing solution.”

“Even before the California mandate, we already believed there would be great demand for this product, and we have been busily introducing POWERHOUSE™ to local roofers. In fact, we’ve already received written reservations for first deliveries. These reservations currently exceed an estimated $19 million in potential revenue, and we expect much more in the coming months. So, as we start POWERHOUSE™ production and sales we expect our quarterly operating income to turn positive in 2019.”

Conference Call

RGS Energy will hold a conference call to discuss its first quarter 2018 financial results.

Date: Monday, May 14, 2018

Time: 4:30 p.m. Eastern time (2:30 p.m. Mountain time)

Toll-free dial-in number: 1-800-289-0438

International dial-in number: 1-323-794-2423

Conference ID: 6375171

Webcast: http://public.viavid.com/index.php?id=129765

The conference call will be webcast live and available for replay via the investor relations section of the company's website at RGSEnergy.com.

Please call the conference telephone number five minutes prior to the start time. An operator will register your name and organization. If you have any difficulty connecting with the conference call, please contact CMA at 1-949-432-7566.

A replay of the call will be available after 7:30 p.m. Eastern time on the same day through May 21, 2018.

Toll-free replay number: 1-844-512-2921

International replay number: 1-412-317-6671

Replay ID: 6375171

About RGS Energy

RGS Energy (Nasdaq: RGSE) is America’s Original Solar Company providing solar, storage and energy services whose mission is clean energy savings. The company is the exclusive manufacturer of POWERHOUSE™, an innovative in-roof solar shingle using technology developed by The Dow Chemical Company. RGS Energy also sells, designs and installs solar systems for residential homeowners, commercial businesses, non-profit organizations and government entities.

For more information, visit RGSEnergy.com and RGSPOWERHOUSE.com, on Facebook at www.facebook.com/RGSEnergy and on Twitter at twitter.com/rgsenergy. Information on such websites and the websites referred to above in this press release is not incorporated by reference into this press release.

RGS Energy is the company’s registered trade name. RGS Energy files periodic and other reports with the SEC under its official name “Real Goods Solar, Inc.”

POWERHOUSE™ is a trademark of The Dow Chemical Company, used under license.

Forward-Looking Statements and Cautionary Statements

The preliminary estimated value of the convertible notes discussed above is subject to the completion by a a valuation by a third party expert. Therefore, the actual value may differ materially from the estimated value and the preliminary estimated value of the convertible notes is subject to change.

This press release contains forward-looking statements within the meaning of the U.S. Private Securities Litigation Reform Act of 1995 that involve risks and uncertainties, including statements regarding RGS Energy’s results of operations and financial positions, and RGS Energy’s business and financial strategies. Forward-looking statements are neither historical facts nor assurances of future performance. Instead, they provide our current beliefs, expectations, assumptions, forecasts, and hypothetical constructs about future events, and include statements regarding our future results of operations and financial position, business strategy, budgets, projected costs, plans and objectives of management for future operations. The words “believe,” “plan,” “expect,” “future,” “may,” “will” and similar expressions as they relate to us are intended to identify such forward-looking statements.

Forward-looking statements should not be read as a guarantee of future performance or results, and will not necessarily be accurate indications of the times at, or by, which such performance or results will be achieved, if at all. Forward looking statements are subject to risks and uncertainties that could cause actual performance or results to differ materially from those expressed in or suggested by the forward-looking statements. Therefore, RGS Energy cautions you against relying on any of these forward-looking statements.

Key risks and uncertainties that may cause a change in any forward-looking statement or that could cause our actual results and financial condition to differ materially from those indicated in the forward-looking statements include: RGS Energy’s ability to successfully and timely commercialize POWERHOUSE™ 3.0; the ability to obtain requisite UL certification of POWERHOUSE™ 3.0; the adequacy of, and access to, capital necessary to commercialize POWERHOUSE™ 3.0; RGS Energy’s ability to satisfy the conditions and obligations under the POWERHOUSE™ 3.0 license agreement; RGS Energy’s ability to manage supply chain in order to have production levels and pricing of the POWERHOUSE™ 3.0 shingles to be competitive; the ability of RGS Energy to successfully expand its operations and employees and realize profitable revenue growth from the sale and installation of POWERHOUSE™ 3.0, and to the extent, anticipated; competition in the built-in photovoltaic solar system business; RGS Energy’s ability to realize revenue from written reservations for initial POWERHOUSE™ deliveries; RGS Energy’s ability to obtain future written reservations for POWERHOUSe™ deliveries; RGS Energy’s ability to realize revenue from sales of Powerhouse arising from the California Energy Commissions’ mandate for solar systems with new home building commencing in 2020; rules, regulations and policies pertaining to electricity pricing and technical interconnection of customer-owned electricity generation such as net energy metering; the continuation and level of government subsidies and incentives for solar energy; the continuation and level of utility and state incentives for solar energy; changes in general economic, business and political conditions, including tariffs on imported solar cells and changes in the financial markets; and RGS Energy’s ability to successfully implement its revenue growth strategy, achieve its target level of sales, generate cash flow from operations, and achieve break-even and better results.

You should read the section entitled “Risk Factors” in our 2017 Annual Report on Form 10-K and in our Quarterly Reports on Form 10-Q, for 2017, each of which has been filed with the Securities and Exchange Commission, which identify certain of these and additional risks and uncertainties. Any forward-looking statements made by us in this press release speak only as of the date of this press release. Factors or events that could cause our actual results to differ may emerge from time to time, and it is not possible for us to predict all of them. We do not undertake any obligation to publicly update or revise any forward-looking statement, whether as a result of new information, future developments or otherwise, except as may be required by law.

Investor Relations Contact

Ron Both

Managing Partner, CMA

Tel 1-949-432-7566

RGSE@cma.team

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